Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,246.81
Total Transaction Valuation	8,143,763.76
Total Offset Amount	0
Net Fee	$ 1,246.81